UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 12, 2011

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	848 N. Rainbow Blvd. #2987 Las Vegas, Nevada 89107	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

416-214-1483

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 – Entry into a Material Definitive Agreement

On August 10, 2011, Pacific Gold Corp. issued promissory notes to investors in exchange for approximately $219,000 USD.

The notes pay 10% interest and are due on August 10, 2013. The principal and interest, on the notes, are convertible into common shares of Pacific Gold Corp. at a fixed price of $0.07 per share.

On August 2nd, 2011, Nevada Rae Gold, Inc., (“NRG”) a subsidiary of Pacific Gold Corp., closed a lease agreement with the owners representing a group of additional mining claims adjacent to NRG’s existing leases and claims in Crescent Valley, Nevada. NRG leased a 75% interest in the mining claims. On August 22nd NRG leased the remaining 25% interest in the new additional claims bringing its total interest to 100%.

The lease calls for NRG to pay the claim owners a gross royalty of 4% on gold sales or $0.50 per yard of gravels mined, whichever is greater. NRG will be required to make annual minimum advance royalty payments of $20,000. The term of the lease is for 10 years with an option for NRG to extend the term for a further 10 years. NRG must also keep the claims in good standing during the term of the lease.

On September 9th, 2011 Pacific Gold Corp. subsidiary Pilot Mountain Resources, Inc., received official notice and payment of $450,000, from Pilot Metals, a subsidiary of Black Fire Minerals, that Pilot Metals is electing to exercise its 24 month option, to purchase or joint venture the Project W claims.

As of September 12th, 2011 there are 745,732,651 shares of outstanding common stock of Pacific Gold Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.
(Registrant)

Date: September 12, 2011	By:	/s/ Robert Landau
Robert Landau
Chief Executive Officer

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